Exhibit (c)(4)

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REFINANCING ANALYSIS

July 24, 2003

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TABLE OF CONTENTS

Table of Contents	i
Introduction	1
Executive Summary	2
Scenario I:
A. YE 2005 Sale	7
B. YE 2005 Sale with Additional Prepayments	9
C. 10/31/03 $75 Million Refinancing and YE 2005 Sale	11
Scenario II:
A. YE 2006 Sale	16
B. YE 2006 Sale with Additional Prepayments	18
C. 10/31/03 $75 Million Refinancing and YE 2006 Sale	20
Appendix	24

Refinancing Closing Costs

TRST Revised Note Schedule with One $5 Million Prepayment

TRST Revised Note Schedule with Four $5 Million Prepayments

Starwood Subordinate Loan Schedule

Scenario I Deferred Incentive Fee Balances

Scenario II Deferred Incentive Fee Balances

Scenario I Statement of Projected Cash Flows

Scenario I Sale Proceeds (Valuation Matrix)

Scenario I Cash Account Balances

Scenario II Statement of Projected Cash Flows

Scenario II Sale Proceeds (Valuation Matrix)

Scenario II Cash Account Balances

The Westin Michigan Avenue 2003 Reforecast as of 6/1/03

The Westin Michigan Avenue 2004-2005 Projections as of 4/1/03

The Westin Michigan Avenue Capital Plan as of 5/1/02

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INTRODUCTION

Jones Lang LaSalle Hotels (“JLLH”) has been engaged by Starwood Hotels & Resorts, Worldwide, Inc. on behalf of Westin Realty Corp., the General Partner of the Westin Hotel Limited Partnership (“WHLP”), to provide a refinancing analysis of The Westin Michigan Avenue (the “Property”). We understand that the information contained within this report will be used by Westin Realty Corp. to determine the appropriate course of action regarding the sale or refinancing of the Property. The general terms of our appointment are set out in our letter dated October 31, 2001.

This report is based on the real estate and investment markets prevailing as of July 24, 2003.

The relevant Assumptions and Limiting Conditions upon which our report is prepared should be read in conjunction with this report.

In accordance with our standard practice, this report is confidential to the party to whom it is addressed. No responsibility is accepted to any third parties and neither the whole nor any part nor any reference thereto may be published in any document, statement or circular nor in communication with third parties without our prior written approval of the form and context in which it will appear.

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EXECUTIVE SUMMARY

Jones Lang LaSalle Hotels has analyzed The Westin Michigan Avenue under the scenarios described below.

SCENARIO DESCRIPTION

Scenario I – YE 2005 Sale

A.     YE 2005 Sale Base Case

“As Is” value is calculated assuming no capital expenditures made above the FF&E Reserve in future years. This scenario assumes one $5 million prepayment has been made on the existing TRST loan on 3/1/03. Under this scenario, the sales price range is $110.2 million to $117.1 million, with a midpoint of $113.6 million. In order to account for the risk inherent in projecting cash flows1 to derive a sales price for the 2005 sale year, a 13.0% discount rate2 has been utilized. Under this scenario, given the uncertainty in the current market due to geopolitical and economic conditions as well as the Hotel’s declining operational projections, the lower end of the given price range is a more realistic assumption.

B.     YE 2005 Sale With Additional Prepayments

“As Is” value is calculated assuming no capital expenditures made above the FF&E Reserve in future years. This scenario assumes two $5 million prepayment made on the existing TRST loan on 3/1/03 and 12/1/03 and two additional payments on 3/1/04 and 6/1/04. Under this scenario, the sales price range is $110.2 million to $117.1 million, with a midpoint of $113.6 million. In order to account for the risk inherent in projecting cash flows1 to derive a sales price for the 2005 sale year, a 13.0% discount rate2 has been utilized.

C.     10/31/03 $75 Million Refinancing and YE 2005 Sale

This scenario assumes a $75 million refinancing occurs by 10/31/03, and a sale occurs by 12/31/05. This scenario assumes one $5 million prepayment has been made on the existing TRST loan on 3/1/03. The refinancing assumes an interest only LIBOR loan, with a LIBOR base rate of 125 bps, 185 bps spread, and 25 bps annual increases in LIBOR2. Under this scenario, the sales price range is $110.2 million to $117.1 million, with a midpoint of $113.6 million.

In order to project the accrual of the incentive fees, assumptions were made as to the most likely terms a buyer would achieve for an acquisition financing. For acquisition financing, $70 million in proceeds, all-in fixed interest rate of 6.5% and 25-year amortization are assumed2.

In order to account for the risk inherent in projecting cash flows1 to derive a sales price for the 2005 sale year, a 13.0% discount rate2 has been utilized.

[1] JLLH underwriting cash flow assumptions are based on The Westin Michigan Avenue’s historical operating performance, the 2003 Reforecast as of 6/1/03, the 2004-2005 Projections as of 4/1/03 and current hotel industry standards. (See Appendix)

[2] JLLH assumptions based on the current hotel real estate and capital market conditions.

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SCENARIO DESCRIPTION (CONT.)

Scenario II – YE 2006 Sale

A.     YE 2006 Sale Base Case

“As Is” value is calculated assuming no capital expenditures made above the FF&E Reserve in future years. This scenario assumes one $5 million prepayment has been made on the existing TRST loan on 3/1/03. Under this scenario, the sales price range is $111.9 million to $118.9 million, with a midpoint of $115.3 million. In order to account for the risk inherent in projecting cash flows1 to derive a sales price for the 2006 sale year, a 14.0% discount rate2 has been utilized. Under this scenario, given the uncertainty in the current market due to geopolitical and economic conditions as well as the Hotel’s declining operational projections, the lower end of the given price range is a more realistic assumption.

B.     YE 2006 Sale With Additional Prepayments

“As Is” value is calculated assuming no capital expenditures made above the FF&E Reserve in future years. This scenario assumes two $5 million prepayment made on the existing TRST loan on 3/1/03 and 12/1/03 and two additional payments on 3/1/04 and 6/1/04. Under this scenario, the sales price range is $111.9 million to $118.9 million, with a midpoint of $115.3 million. In order to account for the risk inherent in projecting cash flows1 to derive a sales price for the 2006 sale year, a 14.0% discount rate2 has been utilized.

C.     10/31/03 $75 Million Refinancing and YE 2006 Sale

This scenario assumes a $75 million refinancing occurs by 10/31/03, and a sale occurs by 12/31/06. This scenario assumes one $5 million prepayment has been made on the existing TRST loan on 3/1/03. The refinancing assumes an interest only LIBOR loan, with a LIBOR base rate of 125 bps, 185 bps spread, and 25 bps annual increases in LIBOR2. Under this scenario, the sales price range is $111.9 million to $118.9 million, with a midpoint of $115.3 million.

In order to project the accrual of the incentive fees, assumptions were made as to the most likely terms a buyer would achieve for an acquisition financing. For acquisition financing, $70 million in proceeds, all-in fixed interest rate of 6.5% and 25-year amortization are assumed2.

In order to account for the risk inherent in projecting cash flows1 to derive a sales price for the 2006 sale year, a 14.0% discount rate2 has been utilized.

[1] JLLH underwriting cash flow assumptions are based on The Westin Michigan Avenue’s historical operating performance, the 2003 Reforecast as of 6/1/03, the 2004-2005 Projections as of 4/1/03 and current hotel industry standards. (See Appendix)

[2] JLLH assumptions based on the current hotel real estate and capital market conditions.

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Utilizing the assumptions discussed above and later in this report, the following is a summary of proceeds achievable for each scenario. A detailed description of each scenario is provided in the following pages.

REFINANCING ANALYSIS SUMMARY

     Scenario I: YE 2005 Sale

	Total Proceeds (1) (2)				Per LP Unit (2)

Refinancing Summary	Low		High	Midpoint	Low	High		Midpoint

A. YE 2005 Sale with No Additional Prepayments	$76,038,000	to	$81,147,800	$78,592,900	$560.75	to	$598.44	$579.59
B. YE 2005 Sale with Three Additional Prepayments	$77,779,300	to	$82,889,100	$80,334,200	$573.59	to	$611.28	$592.44
C. $75 M Refinancing (10/31/03) and YE 2005 Sale	$75,642,500	to	$80,752,400	$78,197,450	$557.84	to	$595.52	$576.68
(No Additional Prepayments)

Scenario II: YE 2006 Sale

	Total Proceeds (1) (2)				Per LP Unit (2)

Refinancing Summary	Low		High	Midpoint	Low		High	Midpoint

A. YE 2006 Sale with No Additional Prepayments	$76,335,200	to	$80,890,400	$78,612,800	$562.94	to	$596.54	$579.74
B. YE 2006 Sale with Three Additional Prepayments	$78,853,700	to	$83,408,800	$81,131,250	$581.52	to	$615.11	$598.31
C. $75 M Refinancing (10/31/03) and YE 2006 Sale	$74,838,900	to	$79,394,000	$77,116,450	$551.91	to	$585.50	$568.71
(No Additional Prepayments)

1.	Discounted to 10/31/03 present value terms.

2.	Based on a 2005 midpoint sale price of $113.6 million and a 2006 midpoint sale price of $115.3 million.

3.	Assumes 135,600 Limited Partnership units, based on the WHLP 10K 12/31/02 SEC Filing.

Amounts received by the WHLP in future years, i.e. sales proceeds at 12/31/05 and 12/31/06, quarterly distributions and the distribution of the Cash Account Balance, have been discounted at 13.0%, which represents the JLLH estimated WHLP weighted average cost of capital.

ASSUMPTIONS

Each scenario assumes the following sources of distributions to the Limited Partners:

1.	Proceeds from a sale and/or a refinancing;

2.	Quarterly Distribution payments ($6.72 per quarter per share or $26.88 per year) based on the cash distributions made in 2002 as reported in the WHLP 10K 12/31/02 SEC Filing; and

3.	Cash Account ending balance. This account equals the beginning Cash Account balance (based on the WHLP 10K 12/31/02 SEC Filing and reconciliation by Westin Realty Corp.) plus net cash flow from operations less debt service, less Quarterly Distribution payments, less total capital expenditures, less $10 million (withheld in the year of a sale transaction for WHLP liquidation expenses, subsequently distributed to the Limited Partners 12 months following the sale less $2.4 million in liquidation, legal and general and administrative expenses estimated by Westin Realty Corp.). Note: The $10 million amount is withheld for legal and liquidation costs while the $400,000 annual A&G expense accounts for the regular operation of the partnership, unrelated to the sale or refinancing of the Property.

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This report has been made with the following general assumptions and limiting conditions:

1.	This report presents conclusions, projections and forecasts such as are typically used in the underwriting and valuation of income-producing properties, and are based on information provided by third parties. Actual results may vary from those presented in this report. There is no guaranty or warranty that conclusions, projections and forecasts presented within this report can be attained.

2.	The consultant is not obligated to predict future political, economic or social trends. The consultant assumes no responsibility for economic factors that may affect or alter the opinions in this report if said economic factors were not present as of the date of this report.

3.	Responsible ownership and competent property management are assumed.

4.	The information furnished by third parties is believed to be reliable, but no warranty is given for its accuracy and the consultant is not responsible for the accuracy of such information.

5.	The property is assumed to be free and clear of any or all liens or encumbrances unless otherwise stated.

6.	It is assumed that there are no hidden or unapparent conditions of the property, subsoil or structures that render it more or less valuable. No responsibility is assumed for such conditions or for obtaining the engineering studies that may be required to discover them.

7.	It is assumed that the property conforms to all applicable zoning and use regulations and restrictions unless a non-conformity has been identified, described and considered in the report.

8.	Possession of this report, or a copy thereof, does not carry with it the right of publication.

9.	Neither all nor any part of the contents of this report (especially any conclusions as to value, the identity of the consultant, or the firm with which the consultant is connected) shall be disseminated to the public through advertising, public relations, news, sales, or other media without the prior written consent and approval of the consultant.

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SCENARIO I: YEAR-END 2005 SALE

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     A.     2005 YEAR-END SALE

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A.     DISTRIBUTION FOOTNOTES

(1)	The sales price range derived represents a minimum and maximum value estimated by JLLH (See Appendix).

(2)	JLLH estimate based on current hotel real estate and capital market conditions.

(3)	Revised 12/31/05 year-end balance based on the TRST Second Amendment Note Schedule taken from the WHLP 10Q 6/30/97 SEC Filing with one $5 million prepayment made on 3/1/03. (See Appendix)

(4)	12/31/05 Balance derived based on 12/31/02 actual balance of $10,404,000 as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%.

(5)	12/31/05 balance estimated by JLLH based on JLLH, Westin Realty Corp. and The Westin Michigan Avenue actual payments and projected accruals and payments.

(6)	Preliminary WHLP proxy process costs estimate provided by Westin Realty Corp.

(7)	Discounted to 10/31/03 present value terms, utilizing a 13.0% discount rate, the JLLH estimated WHLP cost of capital.

(8)	Assumes 135,600 Limited Partnership units as reported on the WHLP 10K 12/31/02 SEC Filing.

(9)	Assumes per unit distribution of $6.72 per quarter or $26.88 ($4.48 for 11/1/03-12/31/03), 135,600 WHLP units (based on the WHLP 10K 12/31/02 SEC Filing reported cash distributions), discounted quarterly to 8/31/03 present value terms (discounted for one quarter) by 13.0%, the JLLH estimated WHLP cost of capital.

(10)	Assumes a current Cash Account balance of $32.0 million as of 12/31/05. Of this amount, $12.0 million is distributed in 2005 and $10 million is withheld for Partnership A&G and Liquidation Expenses the sale, to be distributed one year following the sale. Assumes $2 million in legal administrative and other miscellaneous expenses related to liquidating the Partnership in addition to $400,000 incurred in A&G for one year following the sale (estimated by Westin Realty Corp.). The resulting $7.6 million is discounted to 10/31/03 present value terms assuming a 13.0% rate, the JLLH estimated WHLP cost of capital.

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B. 2005 YEAR-END SALE WITH ADDITIONAL PREPAYMENTS

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B.  DISTRIBUTION FOOTNOTES

(1)	The sales price range derived represents a minimum and maximum value estimated by JLLH (See Appendix).

(2)	JLLH estimate based on current hotel real estate and capital market conditions.

(3)	Revised 12/31/05 year-end balance based on the TRST Second Amendment Note Schedule taken from the WHLP 10Q 6/30/97 SEC Filing with four $5 million prepayment made on 3/1/03, 12/1/03, 6/1/03 and 12/1/03. (See Appendix)

(4)	12/31/05 Balance derived based on 12/31/02 actual balance of $10,404,000 as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%.

(5)	12/31/05 balance estimated by JLLH based on JLLH, Westin Realty Corp. and The Westin Michigan Avenue actual payments and projected accruals and payments.

(6)	Preliminary WHLP proxy process costs estimate provided by Westin Realty Corp.

(7)	Discounted to 10/31/03 present value terms, utilizing a 13.0% discount rate, the JLLH estimated WHLP cost of capital.

(8)	Assumes 135,600 Limited Partnership units as reported on the WHLP 10K 12/31/02 SEC Filing.

(9)	Assumes per unit distribution of $6.72 per quarter or $26.88 ($4.48 for 11/1/03-12/31/03), 135,600 WHLP units (based on the WHLP 10K 12/31/02 SEC Filing reported cash distributions), discounted quarterly to 8/31/03 present value terms (discounted for one quarter) by 13.0%, the JLLH estimated WHLP cost of capital.

(10)	Assumes a current Cash Account balance of $19.4 million as of 12/31/05. Of this amount, $19.4 million is distributed in 2005 and $9.4 million is withheld for Partnership A&G and Liquidation Expenses related to the sale, to be distributed one year after the sale. Assumes $2 million in legal administrative and other miscellaneous expenses related to liquidating the Partnership in addition to $400,000 incurred in A&G for one year following the sale (estimated by Westin Realty Corp.). The resulting $7.6 million is discounted to 10/31/03 present value terms assuming a 13.0% rate, the JLLH estimated WHLP cost of capital.

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C. 10/31/03 $75 MILLION REFINANCING AND YE 2005 SALE

REFINANCING PROCEEDS
$75,000,000

LESS: CLOSING COSTS (1)
$3,393,000

LESS: TRST DEBT PAYOFF (2)
$24,639,933

LESS: TRST DEBT PREPAYMENT PENALTY (3)
$2,600,000

LESS: STARWOOD SUBORDINATE LOAN (4)
$10,877,324

LESS: DEFERRED INCENTIVE FEES (5)
$8,958,324

LESS: WHLP PROXY PROCESS COSTS (6)
$1,500,000

LESS: UPFRONT RESERVES (7)
$1,757,500

EQUALS: NET REFINANCING PROCEEDS
$21,273,900 *or*
$157 *per unit (8)*

	SALE PROCEEDS (9)	
$110,200,000		$117,100,000
	LESS: CLOSING COSTS (1)	
$2,204,000		$2,342,000
	LESS: $75,000,000 REFINANCING DEBT PAYOFF (10)	
$75,000,000		$75,000,000
	LESS: DEFERRED INCENTIVE FEES YE 2005 (11)	
$0		$0

LESS: WHLP PROXY PROCESS COSTS (6)
$1,500,000

PLUS: Q4 2003 UPFRONT RESERVES (7)
$1,757,500

	EQUALS NET SALES PROCEEDS	
$33,253,500 *or* $25,128,600 *Discounted (12)* $185 *per unit (8)*		$40,015,500 *or* $30,238,500 *Discounted (12)* $223 *per unit (8)*
	EQUALS: NET REFINANCING & SALES PROCEEDS (13)	
$46,402,500 *or* $342 *per unit (8)*		$51,512,400 *or* $380 *per unit (8)*
	PLUS: LP QUARTERLY DISTRIBUTIONS: $7,897,300 ($6,718,800 PV DISCOUNTED QUARTERLY FOR 9 QUARTERS) (13)	
$53,121,300 *or* $392 *per unit (7)*		$58,231,200 *or* $429 *per unit (7)*
	PLUS: $23,124,800 ($17,474,700 PV DISCOUNTED 2 1 7 YEARS) CASH ACCOUNT BALANCE (15)	
$70,596,000 *or* $521 *per unit (8)*		$75,705,900 *or* $558 *per unit (8)*
	PLUS: $7,600,000 ($5,046,500 DISCOUNTED 3 1 7 YEARS) REMAINING CASH ACCOUNT BALANCE (15)	
$75,642,500 *or* $558 *per unit (8)*		$80,752,400 *or* $596 *per unit (8)*

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C.  DISTRIBUTION FOOTNOTES

(1)	JLLH estimate of closing costs including due diligence, legal fees, title insurance, brokerage fees and interest rate cap. (See Appendix)

(2)	Revised 10/31/03 balance derived by LaSalle Investment Management based on a $5 million principal prepayment made on 3/1/03. (See Appendix)

(3)	Prepayment penalty provided by LaSalle Investment Management as of 3/25/03 after one $5 million principal prepayment made on 3/1/03.

(4)	10/31/03 balance derived based on 12/31/02 actual balance of $10,404,000, as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%. (See Appendix)

(5)	10/31/03 balance based on actuals and estimates provided by JLLH, Westin Realty Corp. and The Westin Michigan Avenue.

(6)	Preliminary WHLP proxy process costs estimate provided by Westin Realty Corp.

(7)	Based on current lender proposal which requires a $1.0 million Incentive Mgt. Fee Reserve and a $693,750 Liquidity Reserve (for three months of debt service at 4.04% of the $75M refinancing proceeds)

(8)	Assumes 135,600 Limited Partnership Units as indicated on the WHLP 10K 12/31/02 SEC Filing.

(9)	Sales proceeds represent minimum and maximum proceeds projected by JLLH (See Appendix).

(10)	12/31/05 balance based on the $75 million interest only refinancing proceeds.

(11)	12/31/05 balance estimated by JLLH based on its projections and actual payments and accruals provided by Westin Realty Corp. and The Westin Michigan Avenue.

(12)	Discounted to 10/31/03 present value terms, utilizing a 13.0% discount rate, the JLLH estimated WHLP cost of capital.

(13)	Net refinancing and sales proceeds represent minimum and maximum proceeds based on the refinancing proceeds and sales price ranges projected by JLLH.

(14)	Assumes per unit distribution of $6.72 per quarter or $26.88 ($4.88 for 11/1/03-12/31/03), 135,600 WHLP units (based on the WHLP 10K 12/31/02 SEC Filing reported cash distributions), discounted quarterly to 10/31/03 present value terms (discounted each quarter for nine quarters) by 13.0%, the JLLH estimated WHLP cost of capital.

(15)	Assumes a current Cash Account balance of $33.1 million as of year-end 2005. Of this amount, $23.1 million is distributed by 12/31/05 and $10 million is withheld for Partnership A&G and Liquidation Expenses related to the sale. Assumes a deduction of $2 million in legal administrative and other miscellaneous expenses related to liquidating the Partnership in addition to $400,000 per year incurred in Partnership A&G for one year following the sale (estimated by Westin Realty Corp.). The resulting $7.6 million is discounted to 10/31/03 present value terms by 13.0%, the JLLH estimated WHLP cost of capital.

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SCENARIO I: ASSUMPTIONS

SCENARIO I CASH FLOW ASSUMPTIONS

Occupancy[1]	Year 1: 2006 (Stabilized Year): 75.0%
ADR[1]	Year 1: 2006 (Stabilized Year): $167.93 Annual Growth Rate: 4.0%
DCF Analysis Discount Rate[1]	13.0%
DCF Analysis Terminal
Capitalization Rate[1]	12.0%
WHLP Discount Rate[2]	13.0%
Annual Revenue Growth Rate[1]	3.5%
Annual Expense Growth Rate[1]	3.0%
Annual Capital Expenditures[3]	FF&E Reserve Amounts:
2003: $2.2 million
2004: $2.2 million
2005: $2.3 million
2006: $2.0 million
2007: $2.1 million
2008: $2.2 million
2009: $2.2 million
2010: $2.3 million

[1] JLLH estimate based on the current hotel real estate and capital markets.

[2] Represents the WHLP weighted cost of capital, as estimated by JLLH.

[3] Assumes no capital expenditures made above the JLLH projected FF&E Reserve, based on the Westin Michigan Avenue 2002 Capital Plan as of 5/1/02 provided by Westin Realty Corp. From 1/1/03 through 10/31/03, FF&E Reserves are 5% of Total Revenues as dictated by the existing FF&E Escrow Agreement. As of 11/1/03, FF&E Reserves are projected by JLLH to be 4.0% of Total Revenues, reflecting new lender terms and industry standards.

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SCENARIO I: ASSUMPTIONS

10/31/03 $75 MILLION REFINANCING ASSUMPTIONS

Debt Assumptions
1/1/03 through 10/31/03[1]	Existing TRST Debt: Annual Debt Service: $3.1 million
Refinancing (9/1/03 through 12/31/05)[2]:	Proceeds: $75 million
Type: Interest Only LIBOR Debt
LIBOR: 125 bps
Spread: 185 bps
Annual Increases: 25 bps (starting 11/1/03)
Debt Service: 2003 — $7,450,000
(includes TRST debt service for 1/1/03-10/31/03 and a $5 million prepayment made on 3/1/03)
2004 — $2,512,500; 2005 -$2,700,000
Acquisition (2006 through 20102):	New Owner Financing: $70 million
Type: Fixed Rate Amortizing Debt
All-In Interest Rate: 6.5%
Amortization: 25 years
Debt Service: $5,671,700

12/31/03 Cash Account Balance
Beginning Balance[3]	$26.4 million
+ Net Operating Income[4]	$9.9 million
+Accrued Incentive Fees[5]	$2.6 million
- Debt Service[1]	$7.5 million
- CAPEX Above FF&E Reserve[6]	$0 million
- Less WHLP A&G Expense	$.4 million
- WHLP Quarterly Distribution[7]	$3.6 million	($6.72 per quarter with a total of 135,600 LP units.)
Ending Balance[8]	$27.3 million
10/31/03 TRST Debt Balance[9]	$24.6 million
10/31/03 TRST Prepayment Penalty[10]	$2.6 million
10/31/03 Starwood Subordinate Loan Balance[11]	$10.9 million
10/31/03 Deferred Incentive Fee Balance[12]	$9.0 million

[1] Existing TRST annual debt service payment as indicated in the WHLP 10K 12/31/02 SEC filing.

[2] Based on the proposed term sheet submitted by Column Financial as of 6/14/03.

[3] 12/31/02 balance based on the WHLP 10K 12/31/02 SEC Filing and a reconciliation by Westin Realty Corp. (See Appendix)

[4] 2003 estimated results based on the 2003 Reforecast as of 6/1/03 provided by The Westin Michigan Avenue. (See Appendix)

[5] 2003 Incentive Fees are projected to be accrued and represent a non-cash expense for WHLP.

[6] Based on The Westin Michigan Avenue Capital Plan as of 5/1/02 provided by Westin Realty Corp. (See Appendix)

[7] Estimated based on the cash distribution to WHLP unit holders in 2002 as reported in the WHLP 10K 12/31/02 SEC Filing.

[8] Totals may not foot due to rounding.

[9] Revised balance derived after the $5 million principal prepayment made on 3/1/03 with accrued interest. (See Appendix).

[10] Provided by LaSalle Investment Management as of 3/25/03.

[11] Balance derived based on12/31/01 actual balance of $10,404,000, as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%. (See Appendix)

[12] Based on JLLH projections, Westin Realty Corp and Westin Michigan Avenue provided payments and accruals (See Appendix).

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SCENARIO II: YEAR-END 2006 SALE

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A. 2006 YEAR-END SALE

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A. DISTRIBUTION FOOTNOTES

(1)	The sales price range derived represents a minimum and maximum value estimated by JLLH (See Appendix).

(2)	JLLH estimate based on current hotel real estate and capital market conditions.

(3)	Revised 12/31/06 year-end balance based on the TRST Second Amendment Note Schedule taken from the WHLP 10Q 6/30/97 SEC Filing with one $5 million prepayment made on 3/1/03. (See Appendix)

(4)	12/31/05 Balance derived based on 12/31/02 actual balance of $10,404,000 as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%.

(5)	12/31/06 balance estimated by JLLH based on JLLH, Westin Realty Corp. and The Westin Michigan Avenue actual payments and projected accruals and payments.

(6)	Preliminary WHLP proxy process costs estimate provided by Westin Realty Corp.

(7)	Discounted to 10/31/03 present value terms, utilizing a 13.0% discount rate, the JLLH estimated WHLP cost of capital.

(8)	Assumes 135,600 Limited Partnership units as reported on the WHLP 10K 12/31/02 SEC Filing.

(9)	Assumes per unit distribution of $6.72 per quarter or $26.88 ($4.48 for 11/1/03-12/31/03), 135,600 WHLP units (based on the WHLP 10K 12/31/02 SEC Filing reported cash distributions), discounted quarterly to 8/31/03 present value terms (discounted for one quarter) by 13.0%, the JLLH estimated WHLP cost of capital.

(10)	Assumes a current Cash Account balance of $37.3 million as of 12/31/06. Of this amount, $17.3 million is distributed in 2006 and $10 million is withheld for Partnership A&G and Liquidation Expenses the sale, to be distributed one year following the sale. Assumes $2 million in legal administrative and other miscellaneous expenses related to liquidating the Partnership in addition to $400,000 incurred in A&G for one year following the sale (estimated by Westin Realty Corp.). The resulting $7.6 million is discounted to 10/31/03 present value terms assuming a 13.0% rate, the JLLH estimated WHLP cost of capital.

DRAFT

B.  2006 YEAR-END SALE WITH ADDITIONAL PREPAYMENTS

DRAFT

B.  DISTRIBUTION FOOTNOTES

(1)	The sales price range derived represents a minimum and maximum value estimated by JLLH (See Appendix).

(2)	JLLH estimate based on current hotel real estate and capital market conditions.

(3)	Revised 12/31/06 year-end balance based on the TRST Second Amendment Note Schedule taken from the WHLP 10Q 6/30/97 SEC Filing with four $5 million prepayment made on 3/1/03, 12/1/03, 6/1/03 and 12/1/03. (See Appendix)

(4)	12/31/06 Balance derived based on 12/31/02 actual balance of $10,404,000 as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%.

(5)	12/31/06 balance estimated by JLLH based on JLLH, Westin Realty Corp. and The Westin Michigan Avenue actual payments and projected accruals and payments.

(6)	Preliminary WHLP proxy process costs estimate provided by Westin Realty Corp.

(7)	Discounted to 10/31/03 present value terms, utilizing a 13.0% discount rate, the JLLH estimated WHLP cost of capital.

(8)	Assumes 135,600 Limited Partnership units as reported on the WHLP 10K 12/31/02 SEC Filing.

(9)	Assumes per unit distribution of $6.72 per quarter or $26.88 ($4.48 for 11/1/03-12/31/03), 135,600 WHLP units (based on the WHLP 10K 12/31/02 SEC Filing reported cash distributions), discounted quarterly to 8/31/03 present value terms (discounted for one quarter) by 13.0%, the JLLH estimated WHLP cost of capital.

(10)	Assumes a current Cash Account balance of $24.7 million as of 12/31/06. Of this amount, $14.7 million is distributed in 2006 and $10 million is withheld for Partnership A&G and Liquidation Expenses related to the sale, to be distributed one year after the sale. Assumes $2 million in legal administrative and other miscellaneous expenses related to liquidating the Partnership in addition to $400,000 incurred in A&G for one year following the sale (estimated by Westin Realty Corp.). The resulting $7.6 million is discounted to 10/31/03 present value terms assuming a 13.0% rate, the JLLH estimated WHLP cost of capital.

DRAFT

C.  10/31/03 $75 MILLION REFINANCING AND YE 2006 SALE

REFINANCING PROCEEDS
$75,000,000

LESS: CLOSING COSTS (1)
$3,393,000

LESS: TRST DEBT PAYOFF (2)
$24,639,933

LESS: TRST DEBT PREPAYMENT PENALTY (3)
$2,600,000

LESS: STARWOOD SUBORDINATE LOAN (4)
$10,868,130

LESS: DEFERRED INCENTIVE FEES (5)
$8,958,324

LESS: WHLP PROXY PROCESS COSTS (6)
$1,500,000

LESS: UPFRONT RESERVES (7)
$1,757,500

EQUALS: NET REFINANCING PROCEEDS
$21,283,100 *or*
$157 *per unit (8)*

SALE PROCEEDS (9)		
$111,900,000		$118,900,000
LESS: CLOSING COSTS (1)		
$2,238,000		$2,378,000
LESS: $75,000,000 REFINANCING DEBT PAYOFF (10)		
$75,000,000		$75,000,000
LESS: DEFERRED INCENTIVE FEES YE 2005 (11)		
$322,151		$322,151
LESS: WHLP PROXY PROCESS COSTS (6)	$1,500,000	
PLUS: Q4 2003 UPFRONT RESERVES (7)	$1,757,500	
EQUALS NET SALES PROCEEDS		
$34,597,349 *or* $22,973,100 *Discounted (12)* $169 *per unit (8)*		$41,457,349 *or* $27,528,200 *Discounted (12)* $203 *per unit (8)*
EQUALS: NET REFINANCING & SALES PROCEEDS (13)		
$44,256,200 *or* $326 *per unit (8)*		$48,811,300 *or* $360 *per unit (8)*
PLUS: LP QUARTERLY DISTRIBUTIONS: $911,200 ($9,243,600 PV DISCOUNTED QUARTERLY FOR 13 QUARTERS) (13)		
$53,499,800 *or* $395 *per unit (7)*		$58,054,900 *or* $428 *per unit (7)*
PLUS: $24,698,600 ($16,400,200 PV DISCOUNTED 3.17 YEARS) CASH ACCOUNT BALANCE (15)		
$69,900,000 *or* $515 *per unit (8)*		$74,455,100 *or* $549 *per unit (8)*
PLUS: $7,600,000 ($4,938,900 DISCOUNTED 4.17 YEARS) REMAINING CASH ACCOUNT BALANCE (15)		
$74,838,900 *or* $552 *per unit (8)*		$79,394,000 *or* $586 *per unit (8)*

DRAFT

C. DISTRIBUTION FOOTNOTES

(16)	JLLH estimate of closing costs including due diligence, legal fees, title insurance, brokerage fees and interest rate cap. (See Appendix)

(17)	Revised 10/31/03 balance derived by LaSalle Investment Management based on a $5 million principal prepayment made on 3/1/03. (See Appendix)

(18)	Prepayment penalty provided by LaSalle Investment Management as of 3/25/03 after one $5 million principal prepayment made on 3/1/03.

(19)	10/31/03 balance derived based on 12/31/02 actual balance of $10,404,000, as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%. (See Appendix)

(20)	10/31/03 balance based on actuals and estimates provided by JLLH, Westin Realty Corp. and The Westin Michigan Avenue.

(21)	Preliminary WHLP proxy process costs estimate provided by Westin Realty Corp.

(22)	Based on current lender proposal which requires a $1.0 million Incentive Mgt. Fee Reserve and a $693,750 Liquidity Reserve (for three months of debt service at 4.04% of the $75M refinancing proceeds)

(23)	Assumes 135,600 Limited Partnership Units as indicated on the WHLP 10K 12/31/02 SEC Filing.

(24)	Sales proceeds represent minimum and maximum proceeds projected by JLLH (See Appendix).

(25)	12/31/06 balance based on the $75 million interest only refinancing proceeds.

(26)	12/31/06 balance estimated by JLLH based on its projections and actual payments and accruals provided by Westin Realty Corp. and The Westin Michigan Avenue.

(27)	Discounted to 10/31/03 present value terms, utilizing a 13.0% discount rate, the JLLH estimated WHLP cost of capital.

(28)	Net refinancing and sales proceeds represent minimum and maximum proceeds based on the refinancing proceeds and sales price ranges projected by JLLH.

(29)	Assumes per unit distribution of $6.72 per quarter or $26.88 ($4.88 for 11/1/03-12/31/03), 135,600 WHLP units (based on the WHLP 10K 12/31/02 SEC Filing reported cash distributions), discounted quarterly to 10/31/03 present value terms (discounted each quarter for nine quarters) by 13.0%, the JLLH estimated WHLP cost of capital.

(30)	Assumes a current Cash Account balance of $34.7 million as of year-end 2006. Of this amount, $24.7 million is distributed by in 2006 and $10 million is withheld for Partnership A&G and Liquidation Expenses related to the sale. Assumes a deduction of $2 million in legal administrative and other miscellaneous expenses related to liquidating the Partnership in addition to $400,000 per year incurred in Partnership A&G for one year following the sale (estimated by Westin Realty Corp.). The resulting $7.6 million is discounted to 10/31/03 present value terms by 13.0%, the JLLH estimated WHLP cost of capital.

DRAFT

SCENARIO II: ASSUMPTIONS

SCENARIO II CASH FLOW ASSUMPTIONS

Occupancy[1]	Year 1: 2007 (Stabilized Year): 75.0%
ADR[1]	Year 1: 2007 (Stabilized Year): $174.65 Annual Growth Rate: 4.0%
DCF Analysis Discount Rate[1]	14.0%
DCF Analysis Terminal Capitalization Rate[1]	12.0%
WHLP Discount Rate[2]	14.0%
Annual Revenue Growth Rate[1]	3.5%
Annual Expense Growth Rate[1]	3.0%
Annual Capital Expenditures[3]	FF&E Reserve Amounts:
2003: $2.2 million
2004: $2.2 million
2005: $2.3 million
2006: $2.0 million
2007: $2.1 million
2008: $2.2 million
2009: $2.2 million
2010: $2.3 million
2011: $2.4 million

[1] JLLH estimate based on the current hotel real estate and capital markets.

[2] Represents the WHLP weighted cost of capital, as estimated by JLLH.

[3] Assumes no capital expenditures made above the JLLH projected FF&E Reserve, based on the Westin Michigan Avenue 2002 Capital Plan as of 5/1/02 provided by Westin Realty Corp. From 1/1/03 through 10/31/03, FF&E Reserves are 5% of Total Revenues as dictated by the existing FF&E Escrow Agreement. As of 11/1/03, FF&E Reserves are projected by JLLH to be 4.0% of Total Revenues, reflecting new lender terms and industry standards.

DRAFT

SCENARIO II: ASSUMPTIONS

10/31/03 $75 MILLION REFINANCING ASSUMPTIONS

Debt Assumptions
1/1/03 through 10/31/03[1] Refinancing (9/1/03 through 12/31/05)[2]:	Existing TRST Debt: Annual Debt Service: $3.1 million Proceeds: $75 million
Type: Interest Only LIBOR Debt
LIBOR: 125 bps
Spread: 185 bps
Annual Increases: 25 bps (starting 11/1/03)
Debt Service: 2003 — $7,450,000
(includes TRST debt service for 1/1/03-10/31/03 and a $5 million prepayment made on 3/1/03)
Acquisition (2006 through 20102):	2004 — $2,512,500; 2005 -$2,700,000 New Owner Financing: $70 million
Type: Fixed Rate Amortizing Debt
All-In Interest Rate: 6.5%
Amortization: 25 years
Debt Service: $5,671,700
12/31/03 Cash Account Balance
Beginning Balance[3]	$26.4 million
+ Net Operating Income[4]	$9.9 million
+Accrued Incentive Fees[5]	$2.6 million
- Debt Service[1]	$7.5 million
- CAPEX Above FF&E Reserve[6]	$0 million
- Less WHLP A&G Expense	$.4 million
- WHLP Quarterly Distribution[7]	$3.6 million	($6.72 per quarter with a total of 135,600 LP units.)
Ending Balance[8]	$27.3 million
10/31/03 TRST Debt Balance[9]	$24.6 million
10/31/03 TRST Prepayment Penalty[10]	$2.6 million
10/31/03 Starwood Subordinate Loan Balance[11]	$10.9 million
10/31/03 Deferred Incentive Fee Balance[12]	$9.0 million

[1] Existing TRST annual debt service payment as indicated in the WHLP 10K 12/31/02 SEC filing.

[2] Based on the proposed term sheet submitted by Column Financial as of 6/14/03.

[3] 12/31/02 balance based on the WHLP 10K 12/31/02 SEC Filing and a reconciliation by Westin Realty Corp. (See Appendix)

[4] 2003 estimated results based on the 2003 Reforecast as of 6/1/03 provided by The Westin Michigan Avenue. (See Appendix)

[5] 2003 Incentive Fees are projected to be accrued and represent a non-cash expense for WHLP.

[6] Based on The Westin Michigan Avenue Capital Plan as of 5/1/02 provided by Westin Realty Corp. (See Appendix)

[7] Estimated based on the cash distribution to WHLP unit holders in 2002 as reported in the WHLP 10K 12/31/02 SEC Filing.

[8] Totals may not foot due to rounding.

[9] Revised balance derived after the $5 million principal prepayment made on 3/1/03 with accrued interest. (See Appendix).

[10] Provided by LaSalle Investment Management as of 3/25/03.

[11] Balance derived based on12/31/01 actual balance of $10,404,000, as reported in the WHLP 10K 12/31/02 SEC Filing, compounded at prime +1, estimated by JLLH to be 5.25%. (See Appendix)

[12] Based on JLLH projections, Westin Realty Corp and Westin Michigan Avenue provided payments and accruals (See Appendix).

DRAFT

APPENDIX

Refinancing Closing Costs

TRST Revised Note Schedule with One $5 Million Prepayment

TRST Revised Note Schedule with Four $5 Million Prepayments

Starwood Subordinate Loan Schedule

Scenario I Deferred Incentive Fee Balances

Scenario II Deferred Incentive Fee Balances

Scenario I Statement of Projected Cash Flows

Scenario I Sale Proceeds (Valuation Matrix)

Scenario I Cash Account Balances

Scenario II Statement of Projected Cash Flows

Scenario II Sale Proceeds (Valuation Matrix)

Scenario II Cash Account Balances

The Westin Michigan Avenue 2003 Reforecast as of 6/1/03

The Westin Michigan Avenue 2004-2005 Projections as of 4/1/03

The Westin Michigan Avenue Capital Plan as of 5/1/02

DRAFT

REFINANCING CLOSING COSTS

Refinancing Proceeds	$75,000,000
Increased Property Insurance Costs	—
Interest Rate Cap	$1,400,000
Lender Loan Fee	$1,125,000
Mortgage Brokerage Fee	$562,500
Lender Legal Costs	$100,000
Borrower Legal Costs for Loan Closing	$125,000
Appraisal Fees	$10,500
Environmental and Engineering	$20,000
Title Insurance	$50,000
Preliminary WHLP Proxy Costs Estimate	$1,500,000
(Generation, Binder, Solicitor, Printing, Mailing, Aggregating, Legal, Audit Review)

Total:	$4,893,000

Breakdown:
Loan Closing	$3,393,000
WHLP Proxy Costs	$1,500,000

Total:	$4,893,000

Source: Westin Realty Corp. and JLLH

DRAFT

TRST REVISED NOTE SCHEDULE WITH ONE $5 MILLION PREPAYMENT

BASED ON 2nd AMENDMENT — ADJUSTED FOR $5M PREPAY ON 3/1/03

Payment Date	Beg. Balance	Rate	Interest	Payment	Principal Paid	Balance

9/1/2002	30,069,227	2.2125%	665,282	773,152	107,870	29,961,356
12/1/2002	29,961,356	2.2125%	662,895	773,152	110,257	29,851,099
3/1/2003	29,851,099	2.2125%	660,456	5,773,152	5,112,696	24,738,403
6/1/2003	24,738,403	2.2125%	547,337	773,152	225,815	24,512,588
9/1/2003	24,512,588	2.2125%	542,341	773,152	230,811	24,281,777
12/1/2003	24,281,777	2.2125%	537,234	773,152	235,918	24,045,859
3/1/2004	24,045,859	2.2125%	532,015	773,152	241,137	23,804,722
6/1/2004	23,804,722	2.2125%	526,679	773,152	246,473	23,558,249
9/1/2004	23,558,249	2.2125%	521,226	773,152	251,926	23,306,324
12/1/2004	23,306,324	2.2125%	515,652	773,152	257,500	23,048,824
3/1/2005	23,048,824	2.2125%	509,955	773,152	263,197	22,785,627
6/1/2005	22,785,627	2.2125%	504,132	773,152	269,020	22,516,607
9/1/2005	22,516,607	2.2125%	498,180	773,152	274,972	22,241,635
12/1/2005	22,241,635	2.2125%	492,096	773,152	281,056	21,960,580
3/1/2006	21,960,580	2.2125%	485,878	773,152	287,274	21,673,305
6/1/2006	21,673,305	2.2125%	479,522	773,152	293,630	21,379,675
9/1/2006	21,379,675	2.2125%	473,025	773,152	300,127	21,079,537
11/30/2006	21,079,537	2.2125%	466,385	21,545,922	21,079,537	(1)

Source: Westin Realty Corp.

DRAFT

TRST REVISED NOTE SCHEDULE WITH FOUR $5 MILLION PREPAYMENTS

BASED ON 2nd AMENDMENT — ADJUSTED FOR $5M PREPAYS ON 3/1/03, 12/1/03, 3/1/04 and 6/1/04

Payment Date	Beg. Balance	Rate	Interest	Payment	Principal Paid	Balance

9/1/2002	30,069,227	2.2125%	665,282	773,152	107,870	29,961,356
12/1/2002	29,961,356	2.2125%	662,895	773,152	110,257	29,851,099
3/1/2003	29,851,099	2.2125%	660,456	5,773,152	5,112,696	24,738,403
6/1/2003	24,738,403	2.2125%	547,337	773,152	225,815	24,512,588
9/1/2003	24,512,588	2.2125%	542,341	773,152	230,811	24,281,777
12/1/2003	24,281,777	2.2125%	537,234	5,773,152	5,235,918	19,045,859
3/1/2004	19,045,859	2.2125%	421,390	5,773,152	5,351,762	13,694,097
6/1/2004	13,694,097	2.2125%	302,982	5,773,152	5,470,170	8,223,927
9/1/2004	8,223,927	2.2125%	181,954	773,152	591,198	7,632,729
12/1/2004	7,632,729	2.2125%	168,874	773,152	604,278	7,028,451
3/1/2005	7,028,451	2.2125%	155,504	773,152	617,648	6,410,804
6/1/2005	6,410,804	2.2125%	141,839	773,152	631,313	5,779,491
9/1/2005	5,779,491	2.2125%	127,871	773,152	645,281	5,134,210
12/1/2005	5,134,210	2.2125%	113,594	773,152	659,558	4,474,653
3/1/2006	4,474,653	2.2125%	99,002	773,152	674,150	3,800,502
6/1/2006	3,800,502	2.2125%	84,086	773,152	689,066	3,111,436
9/1/2006	3,111,436	2.2125%	68,841	773,152	704,311	2,407,113
11/30/2006	2,407,113	2.2125%	53,257	2,460,358	2,407,101	—

Source: Westin Realty Corp.

DRAFT

STARWOOD SUBORDINATE LOAN SCHEDULE

Date	Interest	Principal	Ending Balance	Prime +1

12/31/2002	46,023.12	0.00	10,404,000.00	5.25%
1/31/2003	46,390.44	0.00	10,450,390.44	5.25%
2/28/2003	46,597.29	0.00	10,496,987.73	5.25%
3/31/2003	46,805.06	0.00	10,543,792.79	5.25%
4/30/2003	47,013.76	0.00	10,590,806.55	5.25%
5/31/2003	47,223.39	0.00	10,638,029.94	5.25%
6/30/2003	47,433.96	0.00	10,685,463.90	5.25%
7/31/2003	45,376.63	0.00	10,730,840.52	5.00%
8/31/2003	45,569.32	0.00	10,776,409.85	5.00%
9/30/2003	45,762.84	0.00	10,822,172.68	5.00%
10/31/2003	45,957.17	0.00	10,868,129.85	5.00%
11/30/2003	46,152.33	0.00	10,914,282.19	5.00%
12/31/2003	46,348.32	0.00	10,960,630.51	5.00%
1/31/2004	46,545.14	0.00	11,007,175.65	5.00%
2/28/2004	46,742.80	0.00	11,053,918.45	5.00%
3/31/2004	46,941.30	0.00	11,100,859.75	5.00%
4/30/2004	47,140.64	0.00	11,148,000.39	5.00%
5/31/2004	47,340.82	0.00	11,195,341.21	5.00%
6/30/2004	47,541.86	0.00	11,242,883.07	5.00%
7/31/2004	47,743.75	0.00	11,290,626.82	5.00%
8/31/2004	47,946.50	0.00	11,338,573.32	5.00%
9/30/2004	48,150.11	0.00	11,386,723.42	5.00%
10/31/2004	48,354.58	0.00	11,435,078.00	5.00%
11/30/2004	48,559.92	0.00	11,483,637.92	5.00%
12/31/2004	48,766.13	0.00	11,532,404.06	5.00%
1/31/2005	48,973.22	0.00	11,581,377.28	5.00%
2/28/2005	49,181.19	0.00	11,630,558.47	5.00%
3/31/2005	49,390.04	0.00	11,679,948.51	5.00%
4/30/2005	49,599.78	0.00	11,729,548.29	5.00%
5/31/2005	49,810.41	0.00	11,779,358.71	5.00%
6/30/2005	50,021.93	0.00	11,829,380.64	5.00%
7/31/2005	50,234.36	0.00	11,879,615.00	5.00%
8/31/2005	50,447.68	0.00	11,930,062.68	5.00%
9/30/2005	50,661.91	0.00	11,980,724.59	5.00%
10/31/2005	50,877.05	0.00	12,031,601.64	5.00%
11/30/2005	51,093.10	0.00	12,082,694.74	5.00%
12/31/2005	51,310.07	0.00	12,134,004.81	5.00%
1/31/2006	51,527.97	0.00	12,185,532.78	5.00%
2/28/2006	51,746.78	0.00	12,237,279.56	5.00%
3/31/2006	51,966.53	0.00	12,289,246.09	5.00%
4/30/2006	52,187.21	0.00	12,341,433.30	5.00%
5/31/2006	52,408.83	0.00	12,393,842.13	5.00%
6/30/2006	52,631.38	0.00	12,446,473.51	5.00%
7/31/2006	52,854.89	0.00	12,499,328.40	5.00%
8/31/2006	53,079.34	0.00	12,552,407.74	5.00%
9/30/2006	53,304.75	0.00	12,605,712.48	5.00%
10/31/2006	53,531.11	0.00	12,659,243.59	5.00%
11/30/2006	53,758.43	0.00	12,713,002.02	5.00%
12/31/2006	53,986.72	0.00	12,766,988.74	5.00%

Source: Actuals through 8/31/02 provided by Westin Realty Corp.; Balance projection through 12/31/05 derived by JLLH

DRAFT

SCENARIO I DEFERRED INCENTIVE FEE BALANCES

	YE 2005 Sale With	YE 2005
	One Prepayment	With Four Prepayments	$75 M Refi and 2005 Sale

Balance at 12-31-1997	$5,670,334	$5,670,334	$5,670,334
1998 YTD IMF	1,189,915	1,189,915	1,189,915
Payment of 1998 IMF	(594,958)	(594,958)	(594,958)

Balance at 12-31-1998	$6,265,291	$6,265,291	$6,265,291
1999 YTD IMF	2,045,357	2,045,357	2,045,357
Payment of 1999 IMF	(1,022,679)	(1,022,679)	(1,022,679)

Balance at 12-31-1999	$7,287,969	$7,287,969	$7,287,969
2000 YTD IMF	189,823	189,823	189,823
Payment of 2000 IMF	—	—	—

Balance at 12-31-2000	$7,477,792	$7,477,792	$7,477,792
2001 YTD IMF	2,434,560	2,434,560	2,434,560
Payment of 2001 IMF	—	—	—

Balance at 12-31-2001	$9,912,352	$9,912,352	$9,912,352
4/30/02 payment to Starwood	(2,722,893)	(2,722,893)	(2,722,893)
2002 IMF	2,699,575	2,699,575	2,699,575

Balance at 12-31-2002	$10,280,727	$10,280,727	$10,280,727
Scheduled Payment 3/1/03	($3,451,643)	($3,451,643)	($3,451,643)
1/1/03-10/31/03 Estimated IMF	$2,129,240	$2,129,240	$2,129,240

Balance at 10-31-2003	$8,958,324	$8,958,324	$8,958,324
10/31/03 Estimated Payment	$—	$—	$(8,958,324)
10/31/03-12/31/03 Estimated IMF	$440,414	$440,414	$440,414
12/31/03 Estimated Payment	$0	$0	$0

Balance at 12-31-2003	$9,398,738	$9,398,738	$440,414
2004 Estimated IMF	$2,419,524	$2,419,524	$2,419,524
2004 Estimated IMF Payment	($2,730,100)	—	($2,859,938)

Balance at 12-31-2004	$9,088,162	$11,818,262	$-
2005 Estimated IMF	$2,279,150	$2,279,150	$2,279,150
2005 Estimated IMF Payment	($2,295,524)	($2,295,524)	($2,279,150)

Balance at 12-31-2005	$9,071,788	$11,801,888	$-

Source: Payments 2001 – 04/30/02 and 3/31/03 Scheduled Payment – Westin Realty Corp.; 2002 and 1/1/03-12/31/03 Estimated IMF — The Westin Michigan Avenue; 6/30/03 Estimated Payment, 12/31/03 Estimated IMF and Payments through 2005 – JLLH

DRAFT

SCENARIO II DEFERRED INCENTIVE FEE BALANCES

	YE 2006 Sale With	YE 2006
	One Prepayment	With Four Prepayments	$75 M Refi and 2006 Sale

Balance at 12-31-1997	$5,670,334	$5,670,334	$5,670,334
1998 YTD IMF	1,189,915	1,189,915	1,189,915
Payment of 1998 IMF	(594,958)	(594,958)	(594,958)

Balance at 12-31-1998	$6,265,291	$6,265,291	$6,265,291
1999 YTD IMF	2,045,357	2,045,357	2,045,357
Payment of 1999 IMF	(1,022,679)	(1,022,679)	(1,022,679)

Balance at 12-31-1999	$7,287,969	$7,287,969	$7,287,969
2000 YTD IMF	189,823	189,823	189,823
Payment of 2000 IMF	—	—	—

Balance at 12-31-2000	$7,477,792	$7,477,792	$7,477,792
2001 YTD IMF	2,434,560	2,434,560	2,434,560
Payment of 2001 IMF	—	—	—

Balance at 12-31-2001	$9,912,352	$9,912,352	$9,912,352
4/30/02 payment to Starwood	(2,722,893)	(2,722,893)	(2,722,893)
2002 IMF	2,699,575	2,699,575	2,699,575

Balance at 12-31-2002	$10,280,727	$10,280,727	$10,280,727
Scheduled Payment 3/1/03	($3,451,643)	($3,451,643)	($3,451,643)
1/1/03-10/31/03 Estimated IMF	$2,129,240	$2,129,240	$2,129,240

Balance at 10-31-2003	$8,958,324	$8,958,324	$8,958,324
10/31/03 Estimated Payment	$—	$—	$(8,958,324)
10/31/03-12/31/03 Estimated IMF	$440,414	$440,414	$440,414
12/31/03 Estimated Payment	$0	$0	$0

Balance at 12-31-2003	$9,398,738	$9,398,738	$440,414
2004 Estimated IMF	$2,419,524	$2,419,524	$2,419,524
2004 Estimated IMF Payment	($2,730,100)	—	($2,859,938)

Balance at 12-31-2004	$9,088,162	$11,818,262	$-
2005 Estimated IMF	$2,279,150	$2,279,150	$2,279,150
2005 Estimated IMF Payment	($2,295,524)	($2,295,524)	($2,279,150)

Balance at 12-31-2005	$9,071,788	$11,801,888	$-
2006 Estimated IMF	$2,923,599	$2,923,599	$2,822,603
2006 Estimated IMF Payment	($4,454,332)	($4,454,332)	($2,500,452)

Balance at 12-31-2006	$7,541,054	$10,271,154	$322,151

Source: Payments 2001 – 04/30/02 and 3/31/03 Scheduled Payment – Westin Realty Corp.; 2002 and 1/1/03-12/31/03 Estimated IMF — The Westin Michigan Avenue; 6/30/03 Estimated Payment, 12/31/03 Estimated IMF and Payments through 2005 – JLLH

DRAFT

SCENARIO I STATEMENT OF PROJECTED CASH FLOWS

THE WESTIN MICHIGAN AVENUE
STATEMENT OF PROJECTED CASH FLOWS: YE 2005 SALE (1)

	2003	2004	2005	2006	2007	2008	2009	2010

Available Hotel Rooms	751	751	751	751	751	751	751	751
Available Room Nights	274,115	274,866	274,115	274,115	274,115	274,866	274,115	274,115
Occupied Room Nights	204,049	199,983	201,439	205,586	205,586	206,150	205,586	205,586
Occupancy	74.4%	72.8%	73.5%	75.0%	75.0%	75.0%	75.0%	75.0%
Average Daily Rate	$149.29	$152.50	$157.92	$167.93	$174.65	$181.63	$188.90	$196.46
Revenues Per Available Room	$111.13	$110.95	$116.05	$125.95	$130.99	$136.23	$141.67	$147.34

	2003		2004		2005		2006
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
REVENUES
Room	$30,463	69.7%	$30,496	69.4%	$31,810	67.8%	$34,524	68.4%
Food & Beverage	9,499	21.7%	9,518	21.7%	11,066	23.6%	11,690	23.1%
Telephone	1,111	2.5%	1,155	2.6%	1,007	2.1%	1,064	2.1%
Minor Operating Depts	17	0.0%	66	0.1%	81	0.2%	85	0.2%
Rent & Other Income	2,632	6.0%	2,683	6.1%	2,968	6.3%	3,134	6.2%

Total Revenues	43,723	100.0%	43,918	100.0%	46,933	100.0%	50,498	100.0%
DEPARTMENTAL EXPENSES
Room	7,249	23.8%	7,244	23.8%	7,635	24.0%	8,025	23.2%
Food & Beverage	6,835	72.0%	7,188	75.5%	8,300	75.0%	8,534	73.0%
Telephone	407	36.6%	414	35.9%	373	37.0%	372	35.0%
Minor Operating Depts	29	168.7%	41	62.0%	47	58.0%	47	55.0%
Rent & Other Departmental Exp.	293	11.1%	286	10.7%	300	10.1%	251	8.0%

Total Departmental Expenses	14,811	33.9%	15,173	34.5%	16,653	35.5%	17,229	34.1%

Gross Operating Income	28,911	66.1%	28,745	65.5%	30,279	64.5%	33,269	65.9%
UNDISTRIBUTED EXPENSES
Administrative & General	2,712	6.2%	2,819	6.4%	3,270	7.0%	3,369	6.7%
Advertising & Marketing	2,390	5.5%	2,416	5.5%	2,941	6.3%	2,525	5.0%
Repairs & Maintenance	1,671	3.8%	1,605	3.7%	1,830	3.9%	1,885	3.7%
Utilities	1,140	2.6%	1,107	2.5%	1,220	2.6%	1,283	2.5%

Total Undistributed Expenses	7,914	18.1%	7,947	18.1%	9,262	19.7%	9,062	17.9%

Gross Operating Profit	20,997	48.0%	20,798	47.4%	21,017	44.8%	24,207	47.9%
FIXED EXPENSES
Base Management Fee	1,530	3.5%	1,537	3.5%	1,643	3.5%	1,767	3.5%
Incentive Management Fee (2)	2,570	5.9%	2,420	5.5%	2,279	4.9%	2,823	5.6%
Real Estate Taxes	4,264	9.8%	4,334	9.9%	5,012	10.7%	5,163	10.2%
Insurance	346	0.8%	392	0.9%	453	1.0%	467	0.9%
Leases & Other	235	0.5%	144	0.3%	167	0.4%	172	0.3%
FF&E Reserve (3)	2,183	5.0%	2,196	5.0%	2,347	5.0%	2,020	4.0%

Total Fixed Expenses	11,127	25.4%	11,023	25.1%	11,901	25.4%	12,411	24.6%

Net Operating Income	$9,871	22.6%	$9,775	22.3%	$9,117	19.4%	$11,795	23.4%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2007		2008		2009		2010
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
REVENUES
Room	$35,905	68.5%	$37,444	68.6%	$38,835	68.7%	$40,389	68.8%
Food & Beverage	12,099	23.1%	12,557	23.0%	12,961	22.9%	13,415	22.8%
Telephone	1,101	2.1%	1,143	2.1%	1,180	2.1%	1,221	2.1%
Minor Operating Depts	88	0.2%	91	0.2%	94	0.2%	98	0.2%
Rent & Other Income	3,244	6.2%	3,367	6.2%	3,475	6.1%	3,597	6.1%

Total Revenues	52,438	100.0%	54,602	100.0%	56,545	100.0%	58,719	100.0%
DEPARTMENTAL EXPENSES
Room	8,266	23.0%	8,538	22.8%	8,770	22.6%	9,033	22.4%
Food & Beverage	8,470	70.0%	8,790	70.0%	9,073	70.0%	9,390	70.0%
Telephone	330	30.0%	343	30.0%	354	30.0%	366	30.0%
Minor Operating Depts	44	50.0%	46	50.0%	47	50.0%	49	50.0%
Rent & Other Departmental Exp.	260	8.0%	269	8.0%	278	8.0%	288	8.0%

Total Departmental Expenses	17,370	33.1%	17,985	32.9%	18,522	32.8%	19,126	32.6%

Gross Operating Income	35,068	66.9%	36,616	67.1%	38,024	67.2%	39,593	67.4%
UNDISTRIBUTED EXPENSES
Administrative & General	3,470	6.6%	3,574	6.5%	3,681	6.5%	3,792	6.5%
Advertising & Marketing	2,622	5.0%	2,730	5.0%	2,827	5.0%	2,936	5.0%
Repairs & Maintenance	1,942	3.7%	2,000	3.7%	2,060	3.6%	2,122	3.6%
Utilities	1,322	2.5%	1,365	2.5%	1,402	2.5%	1,444	2.5%

Total Undistributed Expenses	9,355	17.8%	9,669	17.7%	9,970	17.6%	10,293	17.5%

Gross Operating Profit	25,713	49.0%	26,947	49.4%	28,053	49.6%	29,299	49.9%
FIXED EXPENSES
	2007		2008		2009		2010
Base Management Fee	1,835	3.5%	1,911	3.5%	1,979	3.5%	2,055	3.5%
Incentive Management Fee (2)	3,161	6.0%	3,340	6.1%	3,495	6.2%	3,673	6.3%
Real Estate Taxes	5,318	10.1%	5,477	10.0%	5,641	10.0%	5,811	9.9%
Insurance	481	0.9%	495	0.9%	510	0.9%	525	0.9%
Leases & Other	177	0.3%	182	0.3%	188	0.3%	193	0.3%
FF&E Reserve (3)	2,098	4.0%	2,184	4.0%	2,262	4.0%	2,349	4.0%

Total Fixed Expenses	13,069	24.9%	13,589	24.9%	14,075	24.9%	14,606	24.9%

Net Operating Income	$12,644	24.1%	$13,358	24.5%	$13,979	24.7%	$14,693	25.0%

(1)	2003 is based on the Reforecast as of 6/1/03 and 2004-2005 Projections as of 4/1/03, provided by The Westin Michigan Avenue.

(2)	Incentive Fees are based on Net Cash Flow after debt service and owner required returns as specified in the Management Agreement. 2003-2005 Incentive Fees are based on the Property’s Reforecast and Projections as of 6/1/03 provided by The Westin Michigan Avenue.

(3)	FF&E Reserves are estimated to be 5% of Total Revenues through 2005, as dictated by the existing Chicago FF&E & Escrow Agreement. Beginning in 2006, FF&E Reserves are projected by JLLH to be 4% of Total Revenues, which reflects new lender terms.

DRAFT

SCENARIO I STATEMENT OF PROJECTED CASH FLOWS FOOTNOTES

(1)	2003 is based on the Reforecast as of 6/1/03 and 2004-2005 Projections as of 4/1/03, provided by The Westin Michigan Avenue.

(2)	Incentive Fees are based on Net Cash Flow after debt service and owner required returns as specified in the Management Agreement. 2003 Incentive Fees are based on the Property’s 2003 Reforecast as of 6/1/03 provided by The Westin Michigan Avenue.

(3)	FF&E Reserves are estimated to be 5% of Total Revenues from 1/1/03 through 10/31/03, as dictated by the existing Chicago FF&E & Escrow Agreement. Beginning in 11/1/03, FF&E Reserves are projected by JLLH to be 4% of Total Revenues, which reflects new lender terms.

(4)	Debt Service from 2003 through 2005 assumes the existing TRST Debt Service of approximately $3.1 million ($773,152 per quarter), as indicated in the WHLP 10K 12/31/02 SEC Filing, including one $5 million principal prepayment of the TRST made on 3/1/03. In order to project Incentive Fees, refinancing Debt Service approximately $5.7 million, $70 million in new debt financing proceeds, all-in interest rate of 6.5% and 25 year amortization.

(5)	Existing TRST annual debt service payment as indicated in the TRST Second Amendment Note Schedule in the WHLP 10Q 6/30/97 SEC Filing. (See Appendix)

(6)	Based on The Westin Michigan Avenue Capital Plan as of 5/1/02 provided by Westin Realty Corp. (See Appendix)

(7)	Quarterly Distributions are based on a per unit $6.72 payout per quarter or $26.88 per year ($4.88 for 11/1/03-12/31/03) and a total of 135,600 Limited Partnership Units, based on the 2002 cash distributions reported in the WHLP 10K 12/31/02 SEC Filing.

DRAFT

SCENARIO I CASH ACCOUNT BALANCES

A.

	2003		2004		2005

Debt Service (1)	8,093	18.5%	3,093	7.0%	3,093	6.6%
Cash Available for Incentive Fees and WHLP	4,348	9.9%	9,102	20.7%	8,303	17.7%
Cash Account:
Beginning Balance (2)	26,401	60.4%	27,347	62.3%	29,984	63.9%
Plus: Net Operating Income	9,871	22.6%	9,775	22.3%	9,117	19.4%
Plus: Accrued Incentive Fee (4)	2,570	5.9%	0	0.0%	0	0.0%
Less: Debt Service (3)	7,450	17.0%	3,093	7.0%	3,093	6.6%
Less: CAPEX above FF&E Reserve (4)	0	0.0%	0	0.0%	0	0.0%
Less: WHLP A&G Expenses (5)	400	0.9%	400	0.9%	400	0.9%
Less Quarterly Distributions (6)	3,645	8.3%	3,645	8.3%	3,645	7.8%

Ending Balance	27,347	62.5%	29,984	68.3%	31,964	68.1%

B.

	2003		2004		2005

Debt Service (1)	13,093	29.9%	13,093	29.8%	3,093	6.6%
Cash Available for Incentive Fees and WHLP	(652)	-1.5%	(898)	-2.0%	8,303	17.7%
Cash Account:
Beginning Balance (2)	26,401	60.4%	22,347	50.9%	17,404	37.1%
Plus: Net Operating Income	9,871	22.6%	9,775	22.3%	9,117	19.4%
Plus: Accrued Incentive Fee (3)	2,570	5.9%	2,420	5.5%	0	0.0%
Less: Debt Service (1)	12,450	28.5%	13,093	29.8%	3,093	6.6%
Less: CAPEX above FF&E Reserve (4)	0	0.0%	0	0.0%	0	0.0%
Less: WHLP A&G Expenses (5)	400	0.9%	400	0.9%	400	0.9%
Less Quarterly Distributions (6)	3,645	8.3%	3,645	8.3%	3,645	7.8%

Ending Balance	22,347	51.1%	17,404	39.6%	19,383	41.3%

C.

	2003		2004		2005

Debt Service (1)	7,901	18.1%	2,513	5.7%	2,700	5.8%
Cash Available for Incentive Fees and WHLP	4,536	10.4%	9,682	22.0%	8,696	18.5%
Cash Account:
Beginning Balance (2)	26,401	60.4%	27,535	62.7%	30,753	65.5%
Plus: Net Operating Income	9,867	22.6%	9,775	22.3%	9,117	19.4%
Plus: Accrued Incentive Fee (3)	2,570	5.9%	0	0.0%	0	0.0%
Less: Debt Service (1)	7,258	16.6%	2,513	5.7%	2,700	5.8%
Less: CAPEX above FF&E Reserve (4)	0	0.0%	0	0.0%	0	0.0%
Less: WHLP A&G Expenses (5)	400	0.9%	400	0.9%	400	0.9%
Less Quarterly Distributions (6)	3,645	8.3%	3,645	8.3%	3,645	7.8%

Ending Balance	27,535	63.0%	30,753	70.0%	33,125	70.6%

(1)	Debt Service assumes the existing TRST Debt Service of approximately $2.3 million ($773,152 per quarter), as indicated in the WHLP 10K 12/31/02 SEC Filing. For the Refinancing at 10/31/03, the TRST debt service through 10/31/03 is added to the new first mortgage debt service of 581,200 for 11/1/03 through 12/31/03. Debt service from 1/1/03 through 10/31/03 includes one $5 million principal prepayment of the TRST made on 3/1/03. Debt Service as of 12/1/06 is based on $75 million in financing proceeds, interest only, 125 bps LIBOR base, 185 bps spread with 25 bps annual increases. In order to project Incentive Fees, refinancing Debt Service approximately $5.7 million, $70 million in new debt financing proceeds, all-in interest rate of 6.5% and 25 year amortization.

(2)	Based on the WHLP 10K 12/31/02 SEC Filing and a reconciliation by Westin Realty Corp.

(3)	Existing TRST annual debt service payment as indicated in the TRST Second Amendment Note Schedule in the WHLP 10Q 6/30/97 SEC Filing. (See Appendix)

(4)	Based on The Westin Michigan Avenue 2002 Capital Plan as of 12/31/02, provided by The Westin Michigan Avenue and the Capital Plan as of 5/1/02 provided by Westin Realty Corp. (See Appendix)

(5)	Annual WHLP administrative costs provided by Westin Realty Corp.

(6)	Quarterly Distributions are based on a per unit $6.72 payout per quarter ($4.88 for 11/1/03-12/31/03) or $26.88 per year and a total of 135,600 Limited Partnership Units, based on the 2001 cash distributions reported in the WHLP 10K 12/31/01 SEC Filing.

DRAFT

DRAFT

SCENARIO II STATEMENT OF PROJECTED CASH FLOWS

THE WESTIN MICHIGAN AVENUE
STATEMENT OF PROJECTED CASH FLOWS: YE 2006 SALE (1)

	2003	2004	2005	2006	2007	2008	2009	2010	2011

Available Hotel Rooms	751	751	751	751	751	751	751	751	751
Available Room Nights	274,115	274,866	274,115	274,115	274,115	274,866	274,115	274,115	274,115
Occupied Room Nights	204,049	199,983	201,439	205,586	205,586	206,150	205,586	205,586	205,586
Occupancy	74.4%	72.8%	73.5%	75.0%	75.0%	75.0%	75.0%	75.0%	75%
Average Daily Rate	$149.29	$152.50	$157.92	$167.93	$174.65	$181.63	$188.90	$196.46	$204.31
Revenues Per Available Room	$111.13	$110.95	$116.05	$125.95	$130.99	$136.23	$141.67	$147.34	$153.24

	2003		2004		2005		2006
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio

REVENUES
Room	$30,463	69.7%	$30,496	69.4%	$31,810	67.8%	$34,524	68.4%
Food & Beverage	9,499	21.7%	9,518	21.7%	11,066	23.6%	11,690	23.1%
Telephone	1,111	2.5%	1,155	2.6%	1,007	2.1%	1,064	2.1%
Minor Operating Depts	17	0.0%	66	0.1%	81	0.2%	85	0.2%
Rent & Other Income	2,632	6.0%	2,683	6.1%	2,968	6.3%	3,134	6.2%

Total Revenues	43,723	100.0%	43,918	100.0%	46,933	100.0%	50,498	100.0%
DEPARTMENTAL EXPENSES
Room	7,249	23.8%	7,244	23.8%	7,635	24.0%	8,025	23.2%
Food & Beverage	6,835	72.0%	7,188	75.5%	8,300	75.0%	8,534	73.0%
Telephone	407	36.6%	414	35.9%	373	37.0%	372	35.0%
Minor Operating Depts	29	168.7%	41	62.0%	47	58.0%	47	55.0%
Rent & Other Departmental Exp.	293	11.1%	286	10.7%	300	10.1%	251	8.0%

Total Departmental Expenses	14,811	33.9%	15,173	34.5%	16,653	35.5%	17,229	34.1%
Gross Operating Income	28,911	66.1%	28,745	65.5%	30,279	64.5%	33,269	65.9%
UNDISTRIBUTED EXPENSES
Administrative & General	2,712	6.2%	2,819	6.4%	3,270	7.0%	3,369	6.7%
Advertising & Marketing	2,390	5.5%	2,416	5.5%	2,941	6.3%	2,525	5.0%
Repairs & Maintenance	1,671	3.8%	1,605	3.7%	1,830	3.9%	1,885	3.7%
Utilities	1,140	2.6%	1,107	2.5%	1,220	2.6%	1,283	2.5%

Total Undistributed Expenses	7,914	18.1%	7,947	18.1%	9,262	19.7%	9,062	17.9%
Gross Operating Profit	20,997	48.0%	20,798	47.4%	21,017	44.8%	24,207	47.9%
FIXED EXPENSES
Base Management Fee	1,530	3.5%	1,537	3.5%	1,643	3.5%	1,767	3.5%
Incentive Management Fee (2)	2,570	5.9%	2,420	5.5%	2,279	4.9%	2,924	5.8%
Real Estate Taxes	4,264	9.8%	4,334	9.9%	5,012	10.7%	5,163	10.2%
Insurance	346	0.8%	392	0.9%	453	1.0%	467	0.9%
Leases & Other	235	0.5%	144	0.3%	167	0.4%	172	0.3%
FF&E Reserve (3)	2,183	5.0%	2,196	5.0%	2,347	5.0%	2,020	4.0%

Total Fixed Expenses	11,127	25.4%	11,023	25.1%	11,901	25.4%	12,512	24.8%
Net Operating Income	$9,871	22.6%	$9,775	22.3%	$9,117	19.4%	$11,694	23.2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2007		2008		2009		2010		2011
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio

REVENUES
Room	$35,905	68.5%	$37,444	68.6%	$38,835	68.7%	$40,389	68.8%	$42,004	68.9%
Food & Beverage	12,099	23.1%	12,557	23.0%	12,961	22.9%	13,415	22.8%	13,884	22.8%
Telephone	1,101	2.1%	1,143	2.1%	1,180	2.1%	1,221	2.1%	1,264	2.1%
Minor Operating Depts	88	0.2%	91	0.2%	94	0.2%	98	0.2%	101	0.2%
Rent & Other Income	3,244	6.2%	3,367	6.2%	3,475	6.1%	3,597	6.1%	3,723	6.1%

Total Revenues	52,438	100.0%	54,602	100.0%	56,545	100.0%	58,719	100.0%	60,976	100.0%
DEPARTMENTAL EXPENSES
Room	8,266	23.0%	8,538	22.8%	8,770	22.6%	9,033	22.4%	9,304	22.1%
Food & Beverage	8,470	70.0%	8,790	70.0%	9,073	70.0%	9,390	70.0%	9,719	70.0%
Telephone	330	30.0%	343	30.0%	354	30.0%	366	30.0%	379	30.0%
Minor Operating Depts	44	50.0%	46	50.0%	47	50.0%	49	50.0%	51	50.0%
Rent & Other Departmental Exp.	260	8.0%	269	8.0%	278	8.0%	288	8.0%	298	8.0%

Total Departmental Expenses	17,370	33.1%	17,985	32.9%	18,522	32.8%	19,126	32.6%	19,750	32.4%
Gross Operating Income	35,068	66.9%	36,616	67.1%	38,024	67.2%	39,593	67.4%	41,225	67.6%
UNDISTRIBUTED EXPENSES
Administrative & General	3,470	6.6%	3,574	6.5%	3,681	6.5%	3,792	6.5%	3,905	6.4%
Advertising & Marketing	2,622	5.0%	2,730	5.0%	2,827	5.0%	2,936	5.0%	3,049	5.0%
Repairs & Maintenance	1,942	3.7%	2,000	3.7%	2,060	3.6%	2,122	3.6%	2,185	3.6%
Utilities	1,322	2.5%	1,365	2.5%	1,402	2.5%	1,444	2.5%	1,488	2.4%

Total Undistributed Expenses	9,355	17.8%	9,669	17.7%	9,970	17.6%	10,293	17.5%	10,627	17.4%
Gross Operating Profit	25,713	49.0%	26,947	49.4%	28,053	49.6%	29,299	49.9%	30,598	50.2%
FIXED EXPENSES
Base Management Fee	1,835	3.5%	1,911	3.5%	1,979	3.5%	2,055	3.5%	2,134	3.5%
Incentive Management Fee (2)	3,161	6.0%	3,340	6.1%	3,495	6.2%	3,673	6.3%	3,860	6.3%
	2007		2008		2009		2010		2011
Real Estate Taxes	5,318	10.1%	5,477	10.0%	5,641	10.0%	5,811	9.9%	5,985	9.8%
Insurance	481	0.9%	495	0.9%	510	0.9%	525	0.9%	541	0.9%
Leases & Other	177	0.3%	182	0.3%	188	0.3%	193	0.3%	199	0.3%
FF&E Reserve (3)	2,098	4.0%	2,184	4.0%	2,262	4.0%	2,349	4.0%	2,439	4.0%

Total Fixed Expenses	13,069	24.9%	13,589	24.9%	14,075	24.9%	14,606	24.9%	15,158	24.9%
Net Operating Income	$12,644	24.1%	$13,358	24.5%	$13,979	24.7%	$14,693	25.0%	$15,440	25.3%

(1)	2003-2005 is based on the budget as of 41/03 provided by The Westin Michigan Avenue. (See Appendix)

(2)	Incentive Fees are based on Net Cash Flow after debt service and owner required returns as specified in the Management Agreement. 2003-2005 Incentive Fees are based on the Property’s Reforecast and Projections as of 4/1/03 provided by The Westin Michigan Avenue.

(3)	FF&E Reserves are estimated to be 5% of Total Revenues for Q1 and Q4 2003, as dictated by the FF&E Escrow Agreement. Beginning in Q4 2003, FF&E Reserves are projected by JLLH to be 4% of Total Revenues, which reflects new lender terms and concurrent with industry standards.

DRAFT

DRAFT

SCENARIO II CASH ACCOUNT BALANCES

A.

	2002		2003		2004		2005

Debt Service (1)	8,093	18.5%	3,093	7.0%	3,093	6.6%	2,319	4.6%
Cash Available for Incentive Fees and WHLP	4,348	9.9%	9,102	20.7%	8,303	17.7%	12,299	24.4%
Cash Account:
Beginning Balance (2)	26,401	60.4%	27,347	62.3%	29,984	63.9%	31,964	63.3%
Plus: Net Operating Income	9,871	22.6%	9,775	22.3%	9,117	19.4%	11,694	23.2%
Plus: Accrued Incentive Fee (3)	2,570	5.9%	0	0.0%	0	0.0%	0	0.0%
Less: Debt Service (1)	7,450	17.0%	3,093	7.0%	3,093	6.6%	2,319	4.6%
Less: CAPEX above FF&E Reserve (4)	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Less: WHLP A&G Expenses (5)	400	0.9%	400	0.9%	400	0.9%	400	0.8%
Less Quarterly Distributions (6)	3,645	8.3%	3,645	8.3%	3,645	7.8%	3,645	7.2%

Ending Balance	27,347	62.5%	29,984	68.3%	31,964	68.1%	37,294	73.9%

B.

	2003		2004		2005		2006

Debt Service (1)	13,093	29.9%	13,093	29.8%	3,093	6.6%	2,319	4.6%
Cash Available for Incentive Fees and WHLP	(652)	-1.5%	(898)	-2.0%	8,303	17.7%	12,299	24.4%
Cash Account:
Beginning Balance (2)	26,401	60.4%	22,347	50.9%	17,404	37.1%	19,383	38.4%
Plus: Net Operating Income	9,871	22.6%	9,775	22.3%	9,117	19.4%	11,694	23.2%
Plus: Accrued Incentive Fee (3)	2,570	5.9%	2,420	5.5%	0	0.0%	0	0.0%
Less: Debt Service (1)	12,450	28.5%	13,093	29.8%	3,093	6.6%	2,319	4.6%
Less: CAPEX above FF&E Reserve (4)	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Less: WHLP A&G Expenses (5)	400	0.9%	400	0.9%	400	0.9%	400	0.8%
Less Quarterly Distributions (6)	3,645	8.3%	3,645	8.3%	3,645	7.8%	3,645	7.2%

Ending Balance	22,347	51.1%	17,404	39.6%	19,383	41.3%	24,713	48.9%

C.

	2003		2004		2005		2006

Debt Service (1)	7,901	18.1%	2,513	5.7%	2,700	5.8%	5,672	11.2%
Cash Available for Incentive Fees and WHLP	4,536	10.4%	9,682	22.0%	8,696	18.5%	8,441	16.7%
Cash Account:
Beginning Balance (2)	26,401	60.4%	27,535	62.7%	30,753	65.5%	33,125	65.6%
Plus: Net Operating Income	9,867	22.6%	9,775	22.3%	9,117	19.4%	11,290	22.4%
Plus: Accrued Incentive Fee (3)	2,570	5.9%	0	0.0%	0	0.0%	0	0.0%
Less: Debt Service (1)	7,258	16.6%	2,513	5.7%	2,700	5.8%	5,672	11.2%
Less: CAPEX above FF&E Reserve (4)	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Less: WHLP A&G Expenses (5)	400	0.9%	400	0.9%	400	0.9%	400	0.8%
Less Quarterly Distributions (6)	3,645	8.3%	3,645	8.3%	3,645	7.8%	3,645	7.2%

Ending Balance	27,535	63.0%	30,753	70.0%	33,125	70.6%	34,699	68.7%

(1)	Debt Service assumes the existing TRST Debt Service of approximately $2.3 million ($773,152 per quarter), as indicated in the WHLP 10K 12/31/02 SEC Filing. For the Refinancing at 10/31/03, the TRST debt service through 10/31/03 is added to the new first mortgage debt service of 581,200 for 11/1/03 through 12/31/03. Debt service from 1/1/03 through 10/31/03 includes one $5 million principal prepayment of the TRST made on 3/1/03. Debt Service as of 12/1/07 is based on $75 million in financing proceeds, interest only, 125 bps LIBOR base, 185 bps spread with 25 bps annual increases. In order to project Incentive Fees, refinancing Debt Service approximately $5.7 million, $70 million in new debt financing proceeds, all-in interest rate of 6.5% and 25 year amortization.

(2)	Based on the WHLP 10K 12/31/02 SEC Filing and a reconciliation by Westin Realty Corp.

(3)	Existing TRST annual debt service payment as indicated in the TRST Second Amendment Note Schedule in the WHLP 10Q 6/30/97 SEC Filing. (See Appendix)

(4)	Based on The Westin Michigan Avenue 2002 Capital Plan as of 12/31/02, provided by The Westin Michigan Avenue and the Capital Plan as of 5/1/02 provided by Westin Realty Corp. (See Appendix)

(5)	Annual WHLP administrative costs provided by Westin Realty Corp.

(6)	Quarterly Distributions are based on a per unit $6.72 payout per quarter ($4.88 for 11/1/03-12/31/03) or $26.88 per year and a total of 135,600 Limited Partnership Units, based on the 2001 cash distributions reported in the WHLP 10K 12/31/01 SEC Filing.

DRAFT

CASH ACCOUNT BALANCE AS OF 12/31/02
Cash Balance as of 12.31.02

	Balance:	Source:
Total Cash Available	$39,236,000	WHLP 10-K
Less: Current liabilities @12/31/02	($11,214,000)	WHLP 10-K
Less: Restricted Cash included in cash balance	($3,143,000)	WHLP 10-K
Add: Refund of restricted FF&E reserve	$1,522,000	WHLP 10-K
Add: Restricted cash used to pay current liabilities (taxes)	—

Net Cash available	$26,401,000

Source: WHLP 10K 12/31/02 SEC Filing and Westin Realty Corp.

DRAFT

THE WESTIN MICHIGAN AVENUE 2003 REFORECAST AS OF 6/1/03

USER ID : 5071CON0	SLC OPERATING LIMITED PARTNERSHIP	DATE: 07/16/2003	TIME: 08:10:36
CURRENCY: USD	#5071, CHICAGO-WESTIN MICHIGAN A
SUMMARY INCOME STATEMENT 2003

	Actuals/Current Forecast

	January	February	March	April	May	June	July	August	September	October

AVAILABLE ROOMS	23,281	21,028	23,281	22,530	23,281	22,530	23,281	23,281	22,530	23,281
OCCUPIED ROOMS	13,935	12,504	16,784	17,024	18,725	20,871	20,274	17,521	18,043	19,665
% OF OCCUPANCY	59.9	59.5	72.1	75.6	80.4	92.6	87.1	75.3	80.1	84.5
AVERAGE RATE	122.83	117.74	143.18	149.08	158.38	164.41	144.63	139.56	159.77	179.53
REVPAR	73.52	70.01	103.22	112.65	127.39	152.3	125.95	105.03	127.95	151.64
REVENUE ROOMS	1,711,590	1,472,208	2,403,119	2,537,924	2,965,747	3,431,306	2,932,217	2,445,317	2,882,735	3,530,365
FOOD & BEVERAGE	474,830	483,595	821,811	721,643	1,011,178	923,060	741,203	629,204	929,674	1,128,778
TELECOMMUNICATION	67,260	55,635	87,708	74,983	91,803	115,114	127,218	98,103	101,813	119,297
MINOR OPERATING DEPT	2,309	1,331	3,262	2,329	678	572	1,426	882	1,276	1,390
RENT & OTHER	228,073	184,183	195,123	227,776	232,240	209,566	230,074	231,845	240,172	239,609
TOTAL REVENUE	2,484,062	2,196,952	3,511,022	3,564,655	4,301,647	4,679,618	4,032,138	3,405,351	4,155,670	5,019,438
DEPT PROFIT
ROOMS	1,144,023	1,009,765	1,835,663	1,898,399	2,311,450	2,721,495	2,281,190	1,877,613	2,269,912	2,801,818
FOOD & BEVERAGE	39,723	75,013	248,294	234,420	297,431	324,227	188,930	119,386	302,069	372,202
TELECOMMUNICATION	34,005	15,637	61,161	42,029	55,124	78,175	91,972	66,494	68,922	83,188
MINOR OPERATING DEPT	-414	-3,327	-1,741	-558	-1,458	-811	-652	-661	-243	-184
RENT & OTHER	207,082	165,602	172,938	203,565	205,801	175,582	203,196	207,117	214,705	212,099
TOTAL DEPT PROFIT	1,424,418	1,262,690	2,316,316	2,377,855	2,868,347	3,298,669	2,764,636	2,269,949	2,855,366	3,469,123
UNDISTRIBUTED DEPTS ADMINISTRATIVE & GEN	189,385	144,474	122,244	155,941	142,794	155,482	190,765	164,209	180,795	171,631
CR CARD COMMISSION	50,332	36,619	51,595	67,952	68,043	90,362	69,756	58,913	71,893	86,836
MARKETING	176,457	78,706	182,345	223,294	248,396	270,215	222,223	186,810	206,646	243,260
REPAIRS & MAINTENANCE	151,142	133,100	123,443	133,292	138,244	169,565	161,073	135,854	129,002	131,905
ENERGY	85,503	111,458	120,990	87,644	80,475	84,808	115,147	109,449	93,053	78,038
TOTAL UNDISTRIBUTED DEPTS	652,818	504,357	600,618	668,123	677,952	770,433	758,964	655,234	681,389	711,671
GROSS OPER PROFIT	771,599	758,333	1,715,698	1,709,732	2,190,395	2,528,237	2,005,672	1,614,715	2,173,977	2,757,452
MGMT FEE BASE	86,942	76,893	122,886	124,763	150,558	163,787	141,125	119,187	145,448	175,680
MGMT FEE INCENTIVE	203,523	204,688	205,874	203,427	213,393	217,507	220,207	220,207	220,207	220,207
INCOME BEF FIXED CHG	481,134	476,752	1,386,938	1,381,542	1,826,444	2,146,943	1,644,340	1,275,321	1,808,321	2,361,565
RENT TAXES & INSURANCE	402,348	400,384	345,507	443,440	402,743	451,234	404,641	402,329	380,097	408,283
INTEREST	206,432	206,432	205,384	205,384	205,384	204,314	204,314	204,314	203,223	203,223
OWNERS EXPENSE		-1,515	2,059		-414,994
INCOME BEF DEPR	-127,646	-128,549	833,989	732,719	1,633,311	1,491,394	1,035,385	668,677	1,225,001	1,750,059
DEPR, AMORT & OTHER	799,979	799,979	799,979	471,434	717,709	717,709	717,710	717,710	717,710	717,710
INCOME BEF TAXES	-927,624	-928,528	34,010	261,285	915,601	773,685	317,675	-49,033	507,291	1,032,349
INCOME AFT TAXES	-927,624	-928,528	34,010	261,285	915,601	773,685	317,675	-49,033	507,291	1,032,349
ADD: INTEREST	206,432	206,432	205,384	205,384	205,384	204,314	204,314	204,314	203,223	203,223
ADD: DEPR, AMORT & OTHER	799,979	799,979	799,979	471,434	717,709	717,709	717,710	717,710	717,710	717,710
EBITDA	78,787	77,883	1,039,372	938,103	1,838,694	1,695,708	1,239,699	872,992	1,428,224	1,953,282

Source: The Westin Michigan Avenue

DRAFT

THE WESTIN MICHIGAN AVENUE 2004-2005 PROJECTIONS AS OF 4/1/03

STARWOOD HOTELS & RESORTS WORLDWIDE
2003 Forecast Year-End — CHICAGO-WESTIN MICHIGAN A (5071)

	2004	2005
	Total	Total
STATISTICS
Available Rooms	274,115	274,115
Occupied Rooms	199,983	201,439
Percentage of Occupancy	73	73.5
Average Rate	152.5	157.92
RevPar	111.25	116.05
REVENUE
Rooms	30,496,499	31,810,424
Food & Beverage	9,518,058	11,066,202
Telecommunication	1,154,827	1,007,195
Minor Operating Dept	65,861	80,576
Rent & Other	2,682,733	2,968,200
TOTAL REVENUE	43,917,978	46,932,597
DEPT PROFIT
Rooms	23,252,382	24,175,922
Food & Beverage	2,330,419	2,766,550
Telecommunication	740,780	634,533
Minor Operating Dept	25,036	33,842
Rent & Other	2,396,241	2,668,412
TOTAL DEPT PROFIT	28,744,858	30,279,259
UNDISTRIBUTED DEPTS
Administrative & Gen	2,058,893	2,449,021
Cr Card Commission	759,781	821,320
Marketing	2,416,196	2,940,950
Repairs & Maintenance	1,604,562	1,830,371
Energy	1,107,231	1,220,248
TOTAL UNDISTRIBUT	7,946,663	9,261,910
GROSS OPER PROFIT	20,798,194	21,017,349
Mgmt Fee Base	1,537,129	1,642,641
Mgmt Fee Incentive	2,419,524	2,279,150
INCOME BEF FIXED CH	16,841,541	17,095,558
Rent Taxes & Insurance	4,870,449	5,632,326
Interest	2,453,738	2,549,304
Owners Expense	0	0
INCOME BEF DEPR/AM	9,517,354	8,913,928
Depr & Amort	8,580,000	0
INCOME BEF TAXES	937,354	8,913,928
INCOME AFT TAXES	937,354	8,913,928
ADD: Interest	2,453,738	2,549,304
ADD: Depr & Amort	8,580,000	0
EBITDA	11,971,092	11,463,232
Occupied Rooms
Transient	97,678	96,697
Group	84,735	87,448
Contracted	17,570	17,294
Average Rate
Transient	144.16	151.52
Group	172.33	175.42
Contracted	75.73	82.98
Inclusions: 5071

Source: The Westin Michigan Avenue

DRAFT

THE WESTIN MICHIGAN AVENUE CAPITAL PLAN AS OF 5/1/02

Name	Westin Michigan Avenue	0%
Property No:	5071

USD (Thousands)

										TOTAL
1.1.0	EXPENDITURE SUMMARY		2002	2003	2004	2005	2006	2007	2008	02-08

1.1.1	RENOVATION - ROOMS AND CORRIDORS		—	—	—	—	—	—	—	—
1.1.2	RENOVATION - PUBLIC AREAS /MTG SPACE		2,152	750	—	—	—	—	—	2,902
1.1.3	RENOVATION - F&B OUTLETS		245	—	—	—	—	—	—	245

1.1.4		Subtotal Renovations	2,397	750	—	—	—	—	—	3,147
1.1.5
1.1.6	OPERATING EQUIPMENT		50	50	50	50	50	50	50	350
1.1.7	BRAND STANDARDS		102	—	—	—	—	—	—	102
1.1.8	REGULATORY / LIFESAFETY		656	444	—	—	—	—	—	1,100
1.1.9	BUILDING CUSTODIAL		357	322	665	350	350	—	—	2,044
1.1.10	PROPERTY IT		147	35	195	125	25	195	25	747

		Subtotal Custodial Maintenance & IT	1,312	851	910	525	425	245	75	4,343

1.1.11		TOTAL EXPENDITURES	3,709	1,601	910	525	425	245	75	7,490

Source: Westin Realty Corp.